UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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Kaiser Aluminum Corporation

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KAISER ALUMINUM CORPORATION

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

This supplement to the Proxy Statement for the 2021 Annual Meeting of Stockholders of Kaiser Aluminum Corporation (the “Company”) to be held on Thursday, June 3, 2021 is being furnished solely to correct the amounts and descriptions of fees for services rendered by our independent registered public accounting firm, Deloitte & Touche LLP, as set forth on page 84 of the 2021 Proxy Statement. The table, including the accompanying footnotes, appearing on page 84 of the Proxy Statement is restated below to include the corrected information. Audit Fees for 2020 and 2019 should be 1,879,847 and 1,903,125, instead of 1,794,248 and 1,794,424, respectively; Audit-Related Fees for 2020 and 2019 should be $1,852,253 and $220,892, instead of $0 and $21,216, respectively; and All Other Fees for 2020 and 2019 should be $371,137 and $1,895, instead of $2,308,989 and $310,272, respectively.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for each of 2019 and 2020, and fees billed for other services rendered by Deloitte & Touche LLP.

	2020	2019
Audit Fees (1)	$1,879,847	$1,903,125
Audit-Related Fees (2)	$1,852,253	$220,892
Tax Fees (3)	$7,938	$7,456
All Other Fees (4)	$371,137	$1,895

(1)

Audit fees for 2020 and 2019 consist principally of fees for the audit of our annual financial statements included in our Annual Report on Form 10-K for those years and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, audit services provided in connection with compliance with the requirements of the Sarbanes-Oxley Act, fees relating to the review of agreed-upon procedures relating to certain environmental matters, and fees for audit-related services relating to a debt offering and comfort letters. Audit fees for 2019 also include fees for a statutory audit.

(2)

Audit-related fees for 2020 and 2019 consist principally of fees relating to the due diligence related to mergers and acquisitions, including, for 2020, the Company’s strategic acquisition of Kaiser Aluminum Warrick, LLC, formerly known as Alcoa Warrick LLC (“Warrick”).

(3)

Tax fees consist principally of fees for tax advisory services related to compliance and payroll and income taxes related to equity grants to French employees and the preparation of tax returns for certain of our subsidiaries.

(4)

All other fees for 2020 consist of fees relating to the integration work in connection with our acquisition of Warrick and the subscription fee to the Deloitte & Touche LLP Research Tool Library. All other fees for 2019 consist of the subscription fee to the Deloitte & Touche LLP Research Tool Library.

Dated: May 18, 2021

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